SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant|X|
Filed by a party other than the registrant |_|

Check the appropriate box:
|_|      Preliminary proxy statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|X|      Definitive proxy statement

|_|      Definitive additional materials

|_|      Soliciting material pursuant to Rule 14a-12

                            West Essex Bancorp, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
|X|      No fee required.
|_|      Fee computed on table below per Exchange Act Rules 14a-6(i(4) and 0-11.

(1)      Title of each class of securities to which transaction applies:

                              N/A

(2)      Aggregate number of securities to which transactions applies:

                              N/A

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

                              N/A

(4)      Proposed maximum aggregate value of transaction:

                              N/A

(5)      Total Fee paid:

                             N/A

|_|      Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


(1)      Amount previously paid:

                             N/A

(2)      Form, schedule or registration statement no.:

                             N/A

(3)      Filing party:

                             N/A

(4)      Date filed:

                             N/A

                      [West Essex Bancorp, Inc. Letterhead]



                                                                  April 22, 2002





Dear Stockholders:

         You are cordially invited to attend the 2002 annual meeting of stockholders of West Essex Bancorp, Inc. (the "Company"), the holding company for West Essex Bank (the "Bank"), which will be held on May 21, 2002 at 10:00 a.m., local time, at the Radisson Hotel, Route 46, Fairfield, New Jersey.

         The attached notice of annual meeting and the proxy statement describe the business to be transacted at the annual meeting. Directors and officers of the Company as well as a representative of Radics & Co., LLC, the Company's independent auditors, will be present at the annual meeting to respond to any questions that our stockholders may have regarding the business to be transacted.

         Please sign and return the enclosed proxy card promptly. Your cooperation is appreciated since a majority of the outstanding common stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business at the annual meeting.

         On behalf of the Board of Directors and all of the employees of the Company and the Bank, I thank you for your continued interest and support.

                                             Sincerely yours,

                                             /s/ Leopold W. Montanaro

                                             Leopold W. Montanaro
                                             Chairman of the Board, President
                                              and Chief Executive Officer

                            WEST ESSEX BANCORP, INC.
                              417 Bloomfield Avenue
                           Caldwell, New Jersey 07006
                                 (973) 226-7911

                    Notice of Annual Meeting of Stockholders

         West Essex Bancorp, Inc. will hold its annual meeting of stockholders at the Radisson Hotel, Route 46, Fairfield, New Jersey on Tuesday, May 21, 2002. The meeting will begin at 10:00 a.m., local time.

         At the annual meeting, stockholders will consider and vote on the following:

         1. The election of one director to serve for a term of two years and two directors to serve for a three-year term of office;

         2. The ratification of the appointment of Radics & Co., LLC as independent auditors of the Company for the fiscal year ending December 31, 2002; and

         3.       Such other business as may properly come before the meeting.

         NOTE: As of the date of this document, the Board of Directors is not aware of any other business to be presented for consideration at the meeting.

         Only stockholders of record at the close of business on April 12, 2002 are entitled to receive notice of the annual meeting and to vote at the annual meeting and at any adjournments or postponements of the annual meeting.

         Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                            By Order of the Board of Directors

                            /s/ Craig L. Montanaro

                            Craig L. Montanaro
                            Senior Vice President, Corporate Secretary and Treasurer

Caldwell, New Jersey
April 22, 2002


IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies in order to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

                            WEST ESSEX BANCORP, INC.

--------------------------------------------------------------------------------


                                 PROXY STATEMENT

--------------------------------------------------------------------------------


         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of West Essex Bancorp, Inc. (the "Company") to be used at the 2002 annual meeting of stockholders of the Company. The Company is the holding company of West Essex Bank (the "Bank"). The annual meeting will be held at the Radisson Hotel, Route 46, Fairfield, New Jersey on Tuesday, May 21, 2002 at 10:00 a.m., local time. This proxy statement and the enclosed proxy card are being first mailed to stockholders of record on or about April 22, 2002.

                           Voting and Proxy Procedure

Who Can Vote at the Meeting

         You are entitled to vote your Company common stock only if the records of the Company show that you held your shares as of the close of business on April 12, 2002. As of the close of business on April 12, 2002, a total of 4,900,643 shares of the Company's common stock were outstanding, including 2,937,651 shares of common stock issued to and held by West Essex Bancorp, M.H.C., the mutual holding company parent of the Company and the Bank (the "Mutual Holding Company"). Each share of common stock has one vote. As provided in the Company's Charter, record holders of the Company's common stock (other than the Mutual Holding Company) who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

Vote Required

         The annual meeting will be held only if there is a quorum. A quorum exists if a majority of the outstanding shares of common stock entitled to vote (after subtracting any shares in excess of the 10% limit) is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.


         In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election. In voting on the ratification of the appointment of Radics & Co., LLC as independent auditors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The ratification of the appointment of Radics & Co., LLC as independent auditors will be decided by the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on the matter. On this matter, abstentions will have the effect as a vote against the proposal and broker non-votes will have no effect on the voting.

         The Mutual Holding Company owns 59.94% of the shares of common stock entitled to vote at the annual meeting. The Mutual Holding Company has indicated to the Company that it intends to vote such shares of common stock "FOR" both proposals thereby ensuring a quorum at the annual meeting, and the likelihood of election of the Company's nominees for director and the ratification of the appointment of the independent auditors.

Voting by Proxy

         The Board of Directors of the Company is sending you this proxy statement for the purpose of requesting that you allow your shares of the Company's common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of the Company's common stock represented at the annual meeting by properly executed proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends a vote "FOR" each of the nominees for director and "FOR" ratification of Radics & Co., LLC as independent auditors.

         If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Company common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the annual meeting.

         You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

         If your Company common stock is held by a broker, bank or other nominee (i.e., in "street name") you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement.

Participants in the Bank's ESOP or 401(k) Plan

         If you participate in the West Essex Bank Employee Stock Ownership Plan ("ESOP") or if you hold shares through the West Essex Bank 401(k) Savings Plan in the RSI Retirement Trust ("401(k) Plan"), you will receive a vote authorization form for each plan that reflects all shares you may vote under the plans. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each participant in the ESOP may direct the trustee how to vote the shares of Company common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of common stock held by the ESOP and allocated shares for which no timely voting instructions are received in the same proportion as shares for which the trustee has received voting instructions. Under the terms of the 401(k) Plan, a participant is entitled to direct the trustee how to vote the shares of Company common stock held in the West Essex Bancorp, Inc. Stock Fund and credited to his or her account. The trustee will vote all shares of Company common stock for which no directions are given or for which timely instructions were not received in the same proportion as shares for which the trustee received voting instructions. The deadline for returning your voting instructions to each plan's trustee is May 14, 2002.

                                 Stock Ownership

         The following table provides information as of April 12, 2002 about those persons known to the Company to be beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.


                                                                                   Percent of
                                                               Number of          Common Stock
                Name and Address of Beneficial Owner         Shares Owned         Outstanding
------------------------------------------------------   ---------------------  -----------------

West Essex Bancorp, M.H.C.                                   2,937,651(1)          59.94%
417 Bloomfield Avenue
Caldwell, New Jersey  07006

The Baupost Group, L.L.C.                                      311,000(2)          6.35%
44 Brattle Street
Cambridge, Massachusetts  02138

____________________________

(1) Shares of common stock were acquired by the Mutual Holding Company in the Bank's mutual holding company reorganization, completed on October 2, 1998. The members of the Board of Directors of the Company and the Bank also constitute the Board of Directors of the Mutual Holding Company.

(2)      Based on information in a Schedule 13G/A filed on February 12, 2002.

         The following table provides information as of April 12, 2002 about the shares of Company common stock that may be considered to be beneficially owned by each director or nominee for director of the Company, by the executive officers named in the Summary Compensation Table and by all directors and executive officers of the Company as a group. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown.


                                                                       Number of Shares
                                                 Number of                That May Be
                                                   Shares               Acquired Within
                                                   Owned                  60 Days By          Percent of Common
                 Name                      (excluding options)(1)     Exercising Options    Stock Outstanding(2)
--------------------------------------   --------------------------  ---------------------  ---------------------

David F. Brandley ........                       17,248(3)                   7,028                        *
John J. Burke ............                       92,248(4)                   7,028                       2.0%
Charles E. Filippo .......                       48,835(5)                  16,867                       1.3%
William J. Foody .........                       19,592(6)                   4,685                        *
S.M. Terry LaCorte .......                        1,000                         --                        *
Everett N. Leonard .......                       14,123                      7,028                        *
Craig L. Montanaro .......                       26,044                     16,867                        *
Leopold W. Montanaro .....                      158,153(7)                  11,714                       3.5%
Dennis A. Petrello .......                       42,070(8)                  21,084                       1.3%

All Executive Officers and
  Directors as a Group (9
  persons) ...............                      419,313                     92,301                      10.2%
____________________________

* Less than 1% of shares outstanding

(1) Includes unvested shares, and shares purchased by the trustee with cash dividends paid on the unvested shares, awarded under the Company's 1999 Stock-Based Incentive Plan, as amended and restated ("Incentive Plan"), for Messrs. Brandley, Burke, Filippo, Foody, Leonard, Craig L. Montanaro, Leopold W. Montanaro and Petrello, as to which the holder has voting power but not investment power, as follows: 2,886 shares, 2,886 shares, 6,925 shares, 2,886 shares, 2,886 shares, 11,717 shares,
         14,427 shares and 10,666 shares, respectively. Includes 456 and 8,726 shares allocated under the supplemental executive retirement plan for Messrs. Filippo and Leopold Montanaro as to which the holder has voting power but not investment power. Also includes shares allocated under the ESOP for Messrs. Filippo, Craig Montanaro, Leopold Montanaro and Petrello, as to which the holder has voting power but not investment power, as follows: 6,508 shares, 4,886 shares, 6,508 shares and 6,508 shares, respectively.

(2) Percentages with respect to each person or group of persons have been calculated on the basis of 4,900,643 shares of Company's common stock, which includes the number of shares of the Company's common stock outstanding and entitled to vote as of April 12, 2002, plus the number of shares of the Company's common stock which such person or group of persons has the right to acquire within 60 days after April 12, 2002, by the exercise of stock options.

(3)      Includes 5,000 shares owned by Mr. Brandley's spouse.

(4)      Includes 43,750 shares owned by Mr. Burke's spouse.

(5) Includes 3,750 shares owned by Mr. Filippo's spouse and 625 shares owned by Mr. Filippo's son.

(6)      Includes 6,250 shares owned by Mr. Foody's spouse.

(7)      Includes 43,750 shares owned by Mr. Leopold Montanaro's spouse.

(8)      Includes 37 shares owned by Mr. Petrello's spouse.

                       Proposal 1 - Election of Directors

         The Board of Directors of the Company consists of six directors. Five directors are independent and one is a member of management. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. The Board of Directors' nominees for election this year are nominated to serve for either a two-year term or a three-year term, or until their respective successors have been elected and qualified.

         The Board's nominee to serve for a two-year term is S.M. Terry LaCorte. Mr. LaCorte was appointed by the Board in April 2002 to fill the vacancy left after the death of James P. Vreeland. The Board's nominees to serve for a three-year term are David F. Brandley and Everett N. Leonard. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company. Each of the six members of the Board of Directors also presently serves as a director of the Bank and the Mutual Holding Company.

         The Board of Directors intends that the proxies solicited by it will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

         The Board of Directors recommends a vote "FOR" the election of all nominees named in this Proxy Statement.

         Information regarding the Board of Directors' nominees, directors continuing in office and the executive officers named in the summary compensation table who are not also directors is provided below. The age indicated for each individual is as of April 12, 2002. The indicated period of service as a director includes the period of service as a director of the Bank.

                    Board Nominees for Election of Directors

         David F. Brandley is a partner in the law firm of Brandley & Kleppe. Age 75. Director since 1959.

         S.M. Terry LaCorte is the retired President of North Jersey Press, Inc., a newspaper publishing firm. Age 65. Director since 2002.

         Everett N. Leonard is a retired Verona, New Jersey Borough Administrator. Age 88. Director since 1969.

                         Directors Continuing in Office

The following directors have terms ending in 2003:

         William J. Foody is managing partner in the real estate firm of Crow Holdings. Mr. Foody is currently Chairman of the Board of Directors of the Bank. Age 74. Director since 1983.

         Leopold W. Montanaro has served as Chairman, President and Chief Executive Officer of the Company and President and Chief Executive Officer of the Bank since 1998 and 1972, respectively. Mr. Leopold Montanaro is the father of Mr. Craig Montanaro. Age 62. Director since 1972.

The following director has a term ending in 2004:

         John J. Burke is the President of J.J. Burke & Associates, Inc., a financial services, insurance consulting firm. Age 55. Director since 1992.

                  Executive Officers Who Are Not Also Directors

         Dennis A. Petrello, age 51, has served as Senior Executive Vice President and Chief Financial Officer of the Company and the Bank since 2001. Previously Mr. Petrello served as Executive Vice President and Chief Financial Officer of the Company and the Bank since 1998 and 1984, respectively.

         Charles E. Filippo, age 61, has served as Executive Vice President of the Company since 1998 and has served as Executive Vice President and Chief Lending Officer of the Bank since 1994.

         Craig L. Montanaro, age 35, has served as Senior Vice President, Corporate Secretary and Treasurer of the Company and the Bank since 1998 and 1997, respectively. Mr. Craig Montanaro has been employed by the Bank since 1988. Mr. Craig Montanaro is the son of Mr. Leopold Montanaro.

Meetings of the Board of Directors and Committees of the Board of Directors

         The Company and the Bank conduct business through meetings and activities of their Board of Directors and their committees. During the year ended December 31, 2001, the Board of Directors of the Company held 16 meetings and the Board of Directors of the Bank held 16 meetings. All of the directors of the Company attended at least 75% of the total number of the Company's Board meetings held and committee meetings on which such directors served during the year ended December 31, 2001.

         Audit Committee. The Audit Committee consists of Messrs. Brandley, Burke and Foody, who are all outside Directors and Mr. Petrello who is an officer of the Company. This committee is responsible for the review of audit reports and management's actions regarding the implementation of audit findings and review compliance with all relevant laws and regulations. The Audit Committee met three times during 2001.

         Nominating Committee. The Company's Nominating Committee for the 2002 Annual Meeting consists of Messrs. Burke, Foody and Leopold Montanaro. The committee considers and recommends the nominees for director to stand for election at the Company's annual meeting of stockholders. The Company's Charter and Bylaws provide for stockholder nominations of directors. See "Stockholder Proposals and Nominations." The Nominating Committee met once to select management's nominees for election as directors at this annual meeting.

         Compensation Committee. The Compensation Committee of the Company consists of the entire Board of Directors of the Company. This Committee is responsible for all matters regarding compensation and fringe benefits for officers and employees of the Company and the Bank and meets on an as needed basis. The Compensation Committee of the Company met one time in fiscal 2001.

Directors' Compensation

         Directors' Fees. Directors of the Company do not receive any fees or retainer for serving on the Company's Board of Directors. Non-employee directors of the Bank, other than the Chairman of the Board, currently receive a quarterly retainer fee of $3,000 and $700 for each regular board meeting. The Chairman of the Bank receives a quarterly retainer fee of $3,750 and $825 for each regular board meeting. Directors do not receive any fees for special board meetings or committee meetings. In addition, all directors, including retired directors, receive medical and dental benefits. At this time, only one retired director is receiving such benefits.

                             Executive Compensation

Summary Compensation Table

         The following information is furnished for Messrs. Leopold Montanaro, Petrello, Filippo and Craig Montanaro. No other executive officer of the Company and the Bank received salary and bonus in excess of $100,000 in 2001.


                                                  Annual Compensation(1)       Long-Term Compensation Awards(2)
                                                --------------------------- --------------------------------------
                                                                                          Securities
                                                                            Restricted    Underlying   All Other
              Name and Principal                Fiscal                      Stock Awards Options/SARs Compensation
                  Positions                      Year  Salary($)  Bonus($)    ($)(3)         (#)      ($)(4)(5)(6)
----------------------------------------------  ------ ---------- --------- -----------  ------------ ------------

Leopold W. Montanaro..........................   2001    $300,000  $125,000   $      --            --     $363,426
   Chairman of the Board, President              2000     275,000   100,000          --            --      118,545
   and Chief Executive Officer                   1999     275,000   100,000     175,475        58,566      110,202

Dennis A. Petrello............................   2001    $150,000   $35,000   $  30,000         5,000      $25,177
   Senior Executive Vice President and           2000     140,000    42,000          --            --       17,880
     Chief Financial Officer                     1999     140,000    38,000     105,289        35,140       23,246

Charles E. Filippo............................   2001    $145,000   $25,000   $      --            --      $84,356
   Executive Vice President                      2000     140,000    30,000          --            --       49,925
                                                 1999     140,000    30,000      84,227        28,111       53,053

Craig L. Montanaro............................   2001    $110,000   $35,000   $  71,535         4,829      $23,912
   Senior Vice President, Corporate Secretary    2000     100,000    25,000          --            --       13,157
   and Treasurer                                 1999      90,000    15,000      84,227        28,111       14,830

_______________________________

(1) Does not include the aggregate amount of perquisites and other personal benefits, which did not exceed the lesser of $50,000 or 10% of any individual's total salary and bonus for the year.

(2) All restricted stock awards and securities underlying options granted prior to October 22, 2001 have been retroactively adjusted to reflect the 5 for 4 stock split distributed in the form of a stock dividend on October 22, 2001.

(3)      For 1999, includes 23,088, 13,853, 11,082 and 11,082 shares of restricted stock granted to Messrs. Leopold Montanaro, Petrello, Filippo and Craig Montanaro, respectively, under the Incentive Plan which began vesting in five equal annual installments on April 30, 2000. For 2001, includes 2,000 and 4,769 shares of restricted stock granted to Messrs. Petrello and Craig Montanaro, respectively, under the Incentive Plan which will begin vesting in five equal annual installments on November 28, 2002. When shares become vested and are distributed from the trust in which they are held, the recipients will also receive an amount equal to the accumulated cash and stock dividends (if any) paid with respect thereto, plus earnings thereon. Based on the closing price of $15.25 on December 31, 2001, the market values of the unvested shares of restricted stock held by Messrs. Leopold Montanaro, Petrello, Filippo and Craig Montanaro were $211,243, $157,243, $101,382 and $174,109, respectively.

(4) Includes employer contributions of $299,360 and $34,539 to Messrs. Leopold Montanaro and Filippo, respectively, pursuant to the Bank's supplemental income agreements. These payments are made to pay premiums on split-dollar life insurance policies the Bank has purchased on the lives of Messrs. Leopold Montanaro and Filippo in connection with the supplemental income agreements. Upon the death of Messrs. Leopold Montanaro and Filippo, the Bank expects to retain proceeds from the insurance policies sufficient to cover all prior contributions made to the supplemental income agreements.

(5) Includes the market value of employee stock ownership plan allocations of $25,177, $25,177, $25,132 and $23,912 for Messrs. Leopold Montanaro,
         Petrello, Filippo and Craig Montanaro, respectively.

(6) Includes employer contributions of $38,889 and $24,685 credited under the Bank's supplemental executive retirement plan for Messrs. Leopold Montanaro and Filippo, respectively.

Compensation Arrangements

         Employment Agreements. Effective February 1999, the Bank and the Company entered into employment agreements with Mr. Leopold Montanaro. The employment agreements provide for three-year terms and are renewable on an annual basis following a review of Mr. Montanaro's performance by the Board of Directors. Under the employment agreements, the current base salary for Mr. Montanaro is $300,000, which amount is paid by the Bank and reviewed by the Board of Directors on an annual basis. In addition to the base salary, the employment agreements provide for, among other things, participation in various employee benefit plans and stock-based compensation programs, as well as furnishing fringe benefits available to similarly-situated executive personnel.

         The employment agreements provide for termination by the Bank or the Company for cause, as defined in the employment agreements, at any time. If the Bank or the Company chooses to terminate the executive's employment for reasons other than for cause, or if Mr. Montanaro resigns from the Bank or the Company after specified circumstances that would constitute constructive termination, Mr. Montanaro or, if Mr. Montanaro dies, his beneficiary, would be entitled to receive an amount equal to the remaining base salary payments due to Mr. Montanaro and the contributions that would have been made on his behalf to any employee benefit plans of the Bank and the Company during the remaining term of the employment agreement. The Bank and the Company would also continue and/or pay for Mr. Montanaro's life, medical, dental and long-term disability coverage for the remaining term of the employment agreement. The employment agreements restrict Mr. Montanaro's right to compete against the Bank or the Company for a period of one year from the date of termination of the agreement if his employment is terminated without cause, except if termination follows a change in control.

         Under the agreements, if voluntary or involuntary termination follows a change in control of the Bank, Mr. Montanaro or, in the event of his death, Mr. Montanaro's beneficiary would be entitled to a severance payment or liquidated damages, or both, in a sum equal to three times the average of the five preceding taxable years' "annual compensation" (as defined in the agreements). The Bank or the Company would also continue the Mr. Montanaro's life, medical, dental and long-term disability coverage for thirty-six months. Even though both the Bank and Company employment agreements provide for a severance payment if a change in control occurs, Mr. Montanaro would not receive duplicative payments or benefits under the agreements.

         The maximum present value of the severance benefits under the employment agreements is 2.99 times Mr. Montanaro's average annual compensation during the five-year period preceding the effective date of the change in control (the "base amount"). The agreements also provide for continued coverage under the Bank's life, medical, dental and long-term disability programs for a 36-month period following a change in control.

         Payments to Mr. Montanaro under the Bank's employment agreement will be guaranteed by the Company if payments or benefits are not paid by the Bank. Payment under the Company's employment agreement would be made by the Company. All reasonable costs and legal fees paid or incurred by Mr. Montanaro under any dispute or question of interpretation relating to the employment agreements shall be paid by the Bank or Company, respectively, if Mr. Montanaro is successful on the merits in a legal judgment, arbitration or settlement. The employment agreements also provide that the Bank and Company shall indemnify Mr. Montanaro to the fullest extent legally allowable.

         Change in Control Agreements. Effective February 2, 1999, the Company and the Bank entered into three-year Change in Control Agreements (the "CIC Agreements") with Messrs. Petrello, Filippo and Craig Montanaro. Commencing on the first anniversary date of a CIC Agreement and continuing on each anniversary thereafter, the Board of Directors may renew the agreement for an additional year following a review of each officer's performance for the year. Each CIC Agreement provides that in the event voluntary or involuntary termination follows a change in control of the Bank or the Company, as the case may be, the officer covered by the agreement will receive a severance payment equal to three times the officer's average annual compensation for the five preceding taxable years. The Bank or the Company will also continue to pay for the officer's life, health and disability coverage for 36 months following termination.

         Management Supplemental Executive Retirement Plan. The Bank maintains a non-qualified deferred compensation arrangement known as a "Management Supplemental Executive Retirement Plan" (the "MSERP"). The MSERP makes up lost ESOP benefits to designated participants who retire or terminate employment in connection with a change in control prior to the complete repayment of the ESOP loan. Generally, upon the retirement of an eligible individual (designated by the Board of Directors of the Bank or the Company or upon a change in control of the Bank or the Company prior to complete repayment of the ESOP Loan), the MSERP will provide the individual with a benefit determined by first (i) projecting the number of shares that would have been allocated to the individual under the ESOP if the individual had remained employed throughout the term of the ESOP loan (measured from the individual's first date of ESOP participation) and (ii) reducing that number by the number of shares actually allocated to the individual's account under the ESOP; and second, by multiplying the number of shares that represent the difference between such figures by the average fair market value of the Common Stock over the preceding five years. The individual's benefits become payable upon the participant's retirement or upon the change in control of the Bank or the Company.

         Supplemental Income Agreements. The Bank currently sponsors non-qualified supplemental executive retirement plans for Messrs. Leopold Montanaro and Filippo. The plans generally provide benefits to the two executives otherwise lost under the Bank's pension plan as a result of limitations imposed by the Internal Revenue Code ("Code") on the amount of compensation the Bank can consider under the pension plan in determining benefits. The non-qualified arrangements for Messrs. Leopold Montanaro and Filippo are "funded" through the use of trusts and life insurance policies, under which the Bank expects to recover the entire cost of its contribution to the plans upon the deaths of Messrs. Leopold Montanaro and Filippo.

Option Grants in Last Fiscal Year

         The following table lists all grants of options to Messrs. Petrello and Craig L. Montanaro for the year ended December 31, 2001. None of the other named executive officers were granted options in 2001.


                                              Number of         % of Total
                                              Securities          Options
                                              Underlying        Granted to         Exercise or
                                               Options         Employees in        Base Price       Expiration
Name                                          Granted(1)        Fiscal Year        Per Share          Date
-------                                     --------------   -----------------    ------------  ------------------

Dennis A. Petrello.........................          5,000         51.0%          $14.60        November 28, 2011
Craig L. Montanaro.........................          4,829          49.0           14.60        November 28, 2011
____________________________

(1) Options become exercisable in five equal annual installments commencing on November 28, 2002, the first anniversary of the date of grant; provided, however, options will be immediately exercisable following a change in control of the Company or the Bank or due to death or disability.

               Aggregated Option Exercises in Last Fiscal Year and
                         Option Value at Fiscal Year End

         The following table provides certain information regarding the exercise of options during the past fiscal year and certain information regarding unexercised stock options held by Messrs. Leopold Montanaro, Petrello, Filippo and Craig Montanaro as of December 31, 2001.


                                                              Number of Securities
                                                             Underlying Unexercised        Value of Unexercised
                                                               Options at Fiscal           In-the-Money Options
                                 Shares                             Year-End              at Fiscal Year-End(1)
                                Acquired       Value        ---------------------------- ----------------------------
Name                           on Exercise    Realized      Exercisable   Unexercisable   Exercisable   Unexercisable
---------                     -------------  ----------     ------------ --------------- -------------  -------------

Leopold W. Montanaro.........    23,426        $163,982             --          35,140      $     --       $268,821
Dennis A. Petrello...........        --              --         14,056          26,084       107,528        164,543
Charles E. Filippo...........        --              --         11,244          16,867        86,017        129,033
Craig L. Montanaro...........        --              --         11,244          21,696        86,017        132,168
____________________________

(1) Value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on December 31, 2001 less the option exercise price. Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.

                          Transactions With Management

         Federal regulations require that all loans or extensions of credit to executive officers and directors must generally be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, unless the loan or extension of credit is made under a benefit program generally available to all other employees and does not give preference to any insider over any other employee, and must not involve more than the normal risk of repayment or present other unfavorable features. The Bank currently makes new loans and extensions of credit to the Bank's executive officers, directors and employees at different rates than those offered to the general public; however, the Bank does not give preference to any director or officer over any other employee, and such loans do not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to the person and his or her related interests, are in excess of the greater of $25,000 or 5% of the Bank's capital and surplus, up to a maximum of $500,000, must be approved in advance by a majority of the disinterested members of the board of directors.

             Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

         Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Company common stock during the fiscal year ended December 31, 2001.

                    Proposal 2 -- Ratification of Appointment
                             of Independent Auditors

         The Company's independent auditors for the fiscal year ended December 31, 2001 were Radics & Co., LLC. The Company's Board of Directors has reappointed Radics & Co., LLC to continue as independent auditors for the Bank and the Company for the fiscal year ending December 31, 2002, subject to ratification of such appointment by the stockholders.

         Representatives of Radics & Co., LLC will be present at the annual meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the annual meeting.

         Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted "FOR" ratification of the appointment of Radics & Co., LLC as the independent auditors of the Company.

         The Board of Directors recommends that you vote "FOR" ratification of the appointment of Radics & Co., LLC as the independent auditors of the Company.

         The following table sets forth the fees billed to the Company for the fiscal year ending December 31, 2001 by Radics & Co., LLC:


Audit Fees......................................................  $52,500
Financial information and systems...............................  $    --
All other fees*.................................................  $30,000
__________________

*Includes fees for assistance with securities filings and other services.

         The Audit Committee believes that the non-audit fees paid to Radics & Co., LLC are compatible with maintaining Radics & Co., LLC's independence.

                             Audit Committee Report

         The Audit Committee of the Board of Directors is responsible for assisting the Board of Directors in fulfilling its responsibility to the stockholders relating to corporate accounting, reporting practices and the quality and integrity of the financial reports of the Company. Additionally, the Audit Committee selects the auditors and reviews their independence and their annual audit. The Audit Committee is comprised of three directors, each of whom is independent under National Association of Securities Dealer's listing standards. The Audit Committee acts under a written charter adopted by the Board of Directors, a copy of which was attached to last year's proxy statement.

         The Audit Committee reviewed and discussed the annual financial statements with management and the independent accountants. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also received and reviewed written disclosures and a letter from the accountants concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the accountants the contents of such materials, the accountant's independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussions, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

         The Audit Committee's responsibility is to monitor and review the Company's financial reporting process, including its system of internal control and the preparation of consolidated financial statements. It is not the duty nor the responsibility of the Audit Committee to conduct auditing or accounting reviews or procedures. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent accountants are in fact "independent."

                         Members of the Audit Committee:
                                David F. Brandley
                                  John J. Burke
                                William J. Foody

                     Stockholders Proposals And Nominations

         The Company must receive proposals that stockholders seek to include in the proxy statement for the Company's next annual meeting no later than December 23, 2002. If next years annual meeting is held on a date more than 30 calendar days from May 21, 2003, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

         The Company's Bylaws provide that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice of such nominations and/or proposals to the Secretary not less than 90 days before the date of the annual meeting; provided that if less than 100 days' notice or prior public disclosure of the date of the annual meeting is given to stockholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the date of the annual meeting was mailed to stockholders or prior public disclosure of the meeting date was made. A copy of the Bylaws may be obtained from the Company.

                                  Miscellaneous

         The cost of solicitation of proxies on behalf of the Board will be borne by the Company. Proxies may be solicited personally or by telephone by directors, officers and other employees of the Company and the Bank without any additional compensation. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to, and obtain proxies from, the beneficial owners, and will reimburse those record holders for their reasonable expenses in doing so.

         The Company's Annual Report to Stockholders has been mailed to persons who are stockholders as of the close of business on April 12, 2002. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

         A copy of the Company's Form 10-KSB for the fiscal year ended December 31, 2001, as filed with the Securities and Exchange Commission will be furnished without charge to persons who are stockholders as of the close of business on April 12, 2002 upon written request to Craig L. Montanaro, Corporate Secretary, West Essex Bancorp, Inc., 417 Bloomfield Avenue, Caldwell, New Jersey 07006.

                                  By Order of the Board of Directors

                                  /s/ Craig L. Montanaro

                                  Craig L. Montanaro
                                  Senior Vice President, Corporate Secretary and Treasurer

Caldwell, New Jersey
April 22, 2002

You are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, you are requested to sign, date and promptly return the accompanying proxy card in the enclosed postage-paid envelope.

                                 REVOCABLE PROXY
                            WEST ESSEX BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 21, 2002
                              10:00 a.m. Local Time
                         _______________________________

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints the official proxy committee of West Essex Bancorp, Inc. (the "Company") with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the annual meeting of stockholders, to be held on May 21, 2002, at 10:00 a.m. local time, at the Radisson Hotel, Route 46, Fairfield, New Jersey and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:


1. The election as directors of all nominees listed (unless the "For All Except" box is marked and the instructions below are complied with).

         David F. Brandley, S.M. Terry LaCorte and Everett N. Leonard

                                                          FOR ALL
                           FOR       VOTE WITHHELD        EXCEPT
                           |_|           |_|                |_|

         INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.


--------------------------------------------------------------------------------

2. The ratification of the appointment of Radics & Co., LLC as independent auditors of West Essex Bancorp, Inc. for the fiscal year ending December 31, 2002.

                           FOR       AGAINST              ABSTAIN
                           |_|         |_|                  |_|



THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

This proxy, if properly sign and dated, is revocable and will be voted as directed, but if no instructions are specified this proxy will be voted "FOR" Proposals 1 and 2. If any other business is presented at the annual meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxy committee in its best judgment. At the present time, the Board of Directors knows of no other business to be presented at the annual meeting. This proxy also confers discretionary authority on the proxy committee to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and with respect to any other business that may properly come before the annual meeting or any adjournment thereof.

          Please be sure to sign and date this Proxy in the box below.
                  ____________________________________________
                                      Date

                  ____________________________________________
                             Stockholder sign above

                  ____________________________________________
                         Co-holder (if any) sign above

                            WEST ESSEX BANCORP, INC.

         The above signed acknowledges receipt from the Company prior to the execution of this proxy of a notice of annual meeting of stockholders and of a proxy statement for the annual meeting of stockholders and of the annual report to stockholders.

         Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                          _____________________________

            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

 ____________________________________________________

 ____________________________________________________

 ____________________________________________________

                           WEST ESSEX BANK LETTERHEAD



Dear ESOP Participant:

         On behalf of the Board of Directors, I am forwarding to you the attached green vote authorization form for the purpose of conveying your voting instructions to RSI Trust Company (the "ESOP Trustee") on the proposals presented at the Annual Meeting of Stockholders of West Essex Bancorp, Inc. (the "Company") on May 21, 2002. Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders and a West Essex Bancorp, Inc. Annual Report to Stockholders.

         As of the Record Date, April 12, 2002, the West Essex Bank Employee Stock Ownership Plan (the "ESOP") Trust held ______ shares of Common Stock, _______of which had been allocated to participants' accounts. These allocated shares of Company common stock will be voted as directed by the ESOP participants; provided timely instructions from the participants are received by the ESOP Trustee. The unallocated shares of Company common stock in the ESOP Trust and the allocated shares of Company common stock for which no instructions are provided, or for which no timely instructions are received by the ESOP Trustee will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions the ESOP Trustee has received from participants regarding the shares of Company common stock allocated to their accounts, so long as such vote is in accordance with the Employee Retirement Income Security Act of 1974, as amended.

         At this time, in order to direct the voting of the shares allocated to your account under the ESOP, please complete and sign the enclosed green vote authorization form and return it in the enclosed postage-paid envelope no later than May 14, 2002. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or West Essex Bank. The votes will be tallied by the ESOP Trustee and the ESOP Trustee will use the voting instructions it receives to vote the shares of Company common stock in the ESOP Trust.

                                               Sincerely,



                                               Dennis A. Petrello
                                               Executive Vice President and
                                               Chief Financial Officer

Name:____________________
Shares:___________________


                             VOTE AUTHORIZATION FORM
                             -----------------------

         I understand that RSI Trust Company, (the "ESOP Trustee"), is the holder of record and custodian of all shares allocated to me of West Essex Bancorp, Inc. (the "Company") common stock under the West Essex Bank Employee Stock Ownership Plan (the "ESOP"). I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on May 21, 2002.

         Accordingly, you are to vote my shares as follows:

1. The election as directors of all nominees listed (unless the "For All Except" box is marked and the instructions below are complied with).

         David F. Brandley, S.M. Terry LaCorte and Everett N. Leonard

                                                          FOR ALL
                           FOR       VOTE WITHHELD        EXCEPT
                           |_|           |_|              |_|

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.


--------------------------------------------------------------------------------


2. The ratification of the appointment of Radics & Co., LLC as independent auditors of West Essex Bancorp, Inc. for the fiscal year ending December 31, 2002.

                           FOR       AGAINST              ABSTAIN
                           |_|         |_|                   |_|

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

         The ESOP Trustee is hereby authorized to vote any shares allocated to me under the ESOP in its trust capacity as indicated above.


       _____________________________      ______________________________
                  Date                               Signature

Please date, sign and return this form in the enclosed postage-paid envelope no later than May 14, 2002.

                           WEST ESSEX BANK LETTERHEAD

Dear 401(k) Plan Participant:

         On behalf of the Board of Directors, I am forwarding to you the attached yellow vote authorization form for the purpose of conveying your voting instructions to RSI Trust Company (the "Employer Stock Fund Trustee") on the proposals presented at the Annual Meeting of Stockholders of West Essex Bancorp, Inc. (the "Company") on May 21, 2002. Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders and a West Essex Bancorp, Inc. Annual Report to Stockholders.

         As a 401(k) Plan Participant investing in the West Essex Bancorp, Inc. Stock Fund, you are entitled to direct the Employer Stock Fund Trustee as to the voting of Company common stock credited to your account. The Employer Stock Fund Trustee will vote all shares of Company common stock for which no directions are given or for which timely instructions were not received in a manner calculated to most accurately reflect the instructions the Employer Stock Fund Trustee received from participants regarding shares of Company common stock in their 401(k) Plan accounts.

         At this time, in order to direct the voting of Company common stock credited to your account in the Employer Stock Fund, you must fill out and sign the enclosed yellow vote authorization form and return it to the Employer Stock Fund Trustee in the accompanying postage-paid envelope by May 14, 2002. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or West Essex Bank. The votes will be tallied by the Employer Stock Fund Trustee and the Employer Stock Fund Trustee will use the voting instructions it receives to vote the shares of Company common stock held in the Employer Stock Fund Trust.

                                                Sincerely,



                                                Dennis A. Petrello
                                                Executive Vice President and
                                                Chief Financial Officer

Name:____________________
Shares:___________________



                             VOTE AUTHORIZATION FORM
                             -----------------------

         I understand that RSI Trust Company, (the "Employer Stock Fund Trustee"), is the holder of record and custodian of all shares credited to me of West Essex Bancorp, Inc. (the "Company") common stock under the West Essex Bank 401(k) Plan. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on May 21, 2002.

               Accordingly, you are to vote my shares as follows:

1. The election as directors of all nominees listed (unless the "For All Except" box is marked and the instructions below are complied with).

David F. Brandley, S.M. Terry LaCorte and Everett N. Leonard

                                                          FOR ALL
                           FOR       VOTE WITHHELD        EXCEPT
                           |_|            |_|               |_|

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.


--------------------------------------------------------------------------------


2. The ratification of the appointment of Radics & Co., LLC as independent auditors of West Essex Bancorp, Inc. for the fiscal year ending December 31, 2002.

                           FOR       AGAINST              ABSTAIN
                           |_|         |_|                   |_|

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

         The Employer Stock Fund Trustee is hereby authorized to vote any shares credited to me under the 401(k) Plan in its trust capacity as indicated above.



       _____________________________      ______________________________
                  Date                               Signature

Please date, sign and return this form in the enclosed postage-paid envelope no later than May 14, 2002.

                       WEST ESSEX BANCORP, INC. LETTERHEAD

Dear Stock Award Recipient:

         On behalf of the Board of Directors, I am forwarding to you the attached blue vote authorization form for the purpose of conveying your voting instructions to RSI Trust Company (the "Incentive Plan Trustee") on the proposals presented at the Annual Meeting of Stockholders of West Essex Bancorp, Inc. (the "Company") on May 21, 2002. Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders and a West Essex Bancorp, Inc. Annual Report to Stockholders.

         As a recipient of a Stock Award under the West Essex Bancorp, Inc. 1999 Stock-Based Incentive Plan, as amended and restated ("Incentive Plan"), you are entitled to vote all shares of restricted Company common stock awarded to you under the Incentive Plan that are unvested as of April 12, 2002. The Incentive Plan Trustee will vote the shares of Company common stock held in the Incentive Plan Trust in accordance with instructions it receives from you and other Stock Award Recipients.

         At this time, in order to direct the voting of Company common stock awarded to you under the Incentive Plan, you must complete and sign the enclosed blue vote authorization form and return it in the accompanying postage-paid envelope no later than May 14, 2002.

                                                  Sincerely,



                                                  Dennis A. Petrello
                                                  Executive Vice President and
                                                  Chief Financial Officer

Name:__________________________
Shares:________________________

                            VOTE AUTHORIZATION FORM
                            -----------------------

         I understand that RSI Trust Company (the "Incentive Plan Trustee") is the holder of record and custodian of all unvested shares of West Essex Bancorp, Inc. common stock awarded to me under the Incentive Plan. I understand my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on May 21, 2002.

        Accordingly, you are to vote my shares as follows:

1. The election as directors of all nominees listed (unless the "For All Except" box is marked and the instructions below are complied with).

                David F. Brandley, S.M. Terry LaCorte and Everett N. Leonard

                                                        FORALL
                FOR            VOTE WITHHELD            EXCEPT
                ---            -------------            ------
                [_]                  [_]                  [_]

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.

_______________________________________________________________

2. The ratification of the appointment of Radics & Co., LLC as independent auditors of West Essex Bancorp, Inc. for the fiscal year ending December 31,2002.

                FOR                AGAINST             ABSTAIN
                ---                -------             -------
                [_]                  [_]                  [_]

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

The Incentive Plan Trustee is hereby authorized to vote any unvested shares awarded to me under the Incentive Plan in its trust capacity as indicated above.


       _____________________________      ______________________________
                  Date                               Signature

Please date, sign and return this form in the enclosed postage-paid envelope no later than May 14,2002.